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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         EMBARCADERO TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

             Delaware                                 68-0310015
----------------------------------    -----------------------------------------
    (State of Incorporation                         (I.R.S. Employer
     or Organization)                                Identification no.)

   425 Market Street, Suite 425
     San Francisco, California                             94105
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(Address of principal executive offices)                  (Zip Code)



If this Form relates to the                If this Form relates to the
registration of a class of debt            registration of a class of debt
securities and is effective upon           securities and is to become
filing pursuant to General                 effective simultaneously with the
Instruction A(c)(1)please check the        effectiveness of a concurrent
following box. / /                         registration statement under the
                                           securities Act of 1933 Pursuant to
                                           General Instruction A(c)(2) Please
                                           check the following box / /


Securities to be registered pursuant to Section 12(b) of the Act:

                                           Name of Each Exchange on Which Each
Title of Each Class to be so Registered            Class is to be Registered
---------------------------------------    ------------------------------------
                None

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, par value $.001



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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        Incorporated by reference to the section of the preliminary prospectus headed "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (Registration No. 333-30850) originally filed with the Commission on February 22, 2000 (the "Registration Statement").


Item 2.  EXHIBITS

        The following exhibits are filed as a part of this registration statement:

        4.1 Registrant's Amended and Restated Certificate of Incorporation, as currently in effect (incorporated by reference to Exhibit 3.1 to the Registration Statement)

        4.2 Registrant's Amended and Restated Certificate of Incorporation, to be effective upon closing (incorporated by reference to Exhibit 3.2 to the Registration Statement)

        4.3 Registrant's Bylaws, as currently in effect (incorporated by reference to Exhibit 3.3 to the Registration Statement)

        4.4 Registrant's Amended and Restated Bylaws, to be effective upon closing (incorporated by reference to Exhibit 3.4 to the Registration Statement)

        5       Specimen Common Stock Certificate (incorporated by reference to
                Exhibit 4.1 to the Registration Statement)


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 11, 2000                       EMBARCADERO TECHNOLOGIES, INC.


                                             By:      /s/ Ellen W. Taylor
                                                      --------------------
                                                      Ellen W. Taylor
                                                      President and
                                                      Chief Executive Officer


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